Exhibit 99.2

Gold Resource Corporation

Coventry
CoVestBcsh
CREAF

Management Presentation

September 2010

Forward Looking Statements
This presentation, and other written or oral statements made by or on behalf of the Company, contain forward-looking statements within the meaning of the federal securities laws. Forward looking statements include statements preceded by, followed by or that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,”
“target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements are only predictions and statements of our beliefs; they are not guarantees of performance. They are based on many assumptions. These assumptions may prove to be inaccurate. Forward-looking statements involve known and unknown risks and uncertainties. A full statement of these forward-looking statements and related risk factors are contained in the reports that the Company files with the SEC, which are incorporated by reference in this presentation.

Incorporation by Reference
This presentation incorporates by reference the information that the Company files with the SEC. The information incorporated by reference is an important part of this presentation, and the information that the Company subsequently files with the SEC prior to the closing of any offering will update and supersede information in this presentation and in the Company’s other filings with the SEC. The Company incorporates by reference the documents listed below, which it has already filed with the SEC, and any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act prior to closing of the such offering (except to the extent such information is deemed to be furnished rather than filed):

 • The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009;

 • The Company’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2010 and June 30, 2010;

 • The Company’s Current Reports on Form 8-K filed with the SEC on March 3, 2010, June 1, 2010, July 7, 2010,
  August 12, 2010 and August 20, 2010; and

 • The Company’s Registration Statement on Form 8-A dated August 25, 2010.

World Class Asset Base with Significant Exploration Potential

Producing, Growth-Focused Gold Company

Emerging Low-Cost Precious Metals Producer

Third Party Validation

Strong, Experienced Management Team

GORO "At A Glance"

Property	GORO Interest	Production	Exploration
El Aguila	100%	✓	✓
El Rey	100%		✓
Las Margaritas	100%		✓
Alta Gracia	100%		✓
Solaga	100%		✓

MEXICO CITY
OAXACA CITY
Solaga
Alta Gracia
El Rey
Las Margaritas
El Aguila

➢ Publicly held, Colorado-based Corporation

 – Recently listed on NYSE Amex (Ticker: GORO)

➢ Focused on the exploration and production of gold and
 silver projects that target low operating costs and high
 return on capital

➢ Oaxaca Mining Unit consists of 100% interest in 5
 potential high-grade gold and silver properties in Mexico

➢ El Aguila Project commenced commercial production on
 July 1, 2010
 – Targeting 60,000-70,000 ounces of gold for the first 12
 months of production (July 2010 - July 2011)
➢ Strategic alliance with Hochschild Mining formed
 December 2008
 – 29% holder of GORO’s outstanding common stock

 – Invested $65.2 million since alliance inception

 – Third party validation of properties’ potential and operations

➢ Declared special cash dividend of $0.03 per common
 share on July 29, 2010 and August 31, 2010

Commenced Commercial Production

Gold Resource Corporation

History of Delivering Shareholder Value

Gold Resource Corporation

Price
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
Sep-06
Feb-07
Jul-07
Nov-07
Apr-08
Sep-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
8/30/2010: Begins trading on NYSE: AMEX
8/31/2010: Declares second special cash dividend of $0.03 per share

9/14/2006: Begins trading on
OTCBB after completing IPO
in August 2006
2/4/2008: Begins construction
on El Aguila Project
6/12/2008: Received federal
permit to build mill for El
Aguila project
8/13/2009: Receives
permit to begin open
pit mining at El Aguila
12/9/2009: Begins commissioning its El
Aguila mill
12/14/2009: Granted approval to
develop the Arista mine
2/3/2010: Produces
first concentrates at
El Aguila mill
7/1/2010: Commercial
production begins
7/8/2010: Applies
for AMEX listing
7/29/2010 : Declares
initial special cash
dividend of $0.03 per
share
(1) 12/10/2008: Strategic alliance with Hochschild formed, $5 million private placement	(4) 12/18/2009: $16 million private placement with Hochschild
(2) 2/26/2009: $13 million private placement with Hochschild	(5) 3/9/2010: $5.2 million private placement with Hochschild
(3) 6/30/2009: $20 million private placement with Hochschild	(6) 5/26/2010: $6 million private placement with Hochschild
Hochschild has invested $65.2 million in GORO as part of its strategic alliance since December 2008
(1)
(2)
(3)
(4)
(5)
(6)

Large Consolidated Land Position

Gold Resource Corporation

GRC Land
Historic Mines
Structural
Deposits Discovered
Pan American Highway
Rivers
CORRIDOR
Alta Gracia Property
Las Margaritas Property
El Aguila Project
16 kilometer mineralized structural corridor
El Aguila
La Arista
El Aire
Alta Gracia Mining District
Las Margaritas Mining District
San Jose De G
Mining Dist

➢ Concessions consolidate 3 historic mining
 districts (100% interest)
➢ 16+ kilometer mineralized structural corridor
➢ El Aguila Project; 3 deposits discovered to date

 – El Aguila Open Pit

 • Metals: Au, Ag

 – La Arista Underground

 • Metals: Au, Ag, Cu, Pb, Zn

 – El Aire Underground

 • Metals: Au, Ag, Cu, Pb, Zn

➢ 99% of concessions yet to be drilled

➢ Significant exploration potential

El Aguila Project – Open Pit Mine

Gold Resource Corporation

A
A'
1160
1150
1140
1130
1120
1110
1100
1090
1080
343
301
302
303
901
334
333
306
Surface Sample 8.7 g/t Au
Underground Samples
Au g/t Ag g/t
35.3 64.8
57.6 61.6
131.5 19.0
15.6 34.0
53.0 74.0
2m @ 3.67 g/t Au
4m @ 14.58 g/t Au
6m @ 15.69 g/t Au
6m @ 8.99 g/t Au
8m @ 6.72 g/t Au
6m @ 9.4 g/t Au
6m @ 18.79 g/t Au
14m @ 6.89 g/t Au
16m @ 6.56 g/t Au
6m @ 16.65 g/t Au
Underground Samples
Au g/t Ag g/t
50.1 1.6
62.5 90.6
39.2 120.0
26.3 192.0
28.3 193.0
45.0 58.0
20.9 140.0
Legend
Quartz Manto 1 g/t Au Outline
Higher Grade Intercepts
Underground Workings

➢ Mineralized Material(1): Company estimate of
 330,000 tonnes @

 – Au 7.5 grams / tonne
 – Ag 63 grams / tonne
➢ +90% mined; ore in stockpiles awaiting
 processing

➢ Declared commercial production July 1, 2010

 – Targeting 60,000-70,000 ounces of gold from
 deposit
 • 1 year mine life to July 1, 2011

 • Potential for additional ore with possible feeder
 vein discovery

 – ~$200(2) cash cost per ounce target, based on
 Company estimates
 • Using flotation circuit

➢ Open Pit viewed as cash flow generator to
 finance La Arista underground development

(1) Internal Company estimates. Not SEC Proven & Probable Reserves. See Risk Factors in Company’s 10-K.

(2) Based on targeted production for the first full year of 70,000 ounces of gold.

Ore Body
Potential Feeder Vein

El Aguila Project – La Arista Underground

Au Equivalent Ozs
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
70,000
110,000
200,000
YR 1
YR 2
YR 3
YR 4
YR 5
YR 6
YR 7
YR 8
Open Pit
La Arista

➢ Mineralized Material(1): Company estimate of
 2,962,000 tonnes @
 – Au 6.5 grams / tonne
 – Ag 506 grams / tonne
 – Cu 0.60%
 – Pb 2.24%
 – Zn 6.75%
➢ Current Mine Life Estimate(1): 7 years
➢ Targeted production on July 1, 2011
 – Projecting up to 200,000 ounces of gold
 equivalent (gold and silver) annually by year 3
 – “Zero” cash cost per ounce expected after using
 industry standard base metal byproduct credits
 ➢ Targeting polymetallic stockpiles in Q4
 2010 for seamless transition from open pit
 ore to underground ore by July 2011
 ➢ Processed at El Aguila mill, 2km distance
 from mine

Full Year Production Target Estimates
(1) Internal Company estimates. Not SEC Proven & Probable Reserves. See Risk Factors in Company’s 10-K.
(2) The Company is targeting production of 60,000-70,000 ounces of gold for the first full year of production.
(2)

La Arista Underground Veins

Gold Resource Corporation

Oct. 2008:
4 years estimated
mine life
December 2009:
7 years estimated
mine life
Baja vein 10/08
Arista vein 10/08
Baja vein 12/09
Long section
Arista vein 12/09
Long section
Mineralized Material Polygonal Envelopes
Mineralized Material Polygonal Envelopes
Veins remain open on strike and depth
Potential to double current
mine life estimate
200 m
100 m
200 m
100 m
Source: Internal Company estimates. Not SEC Proven & Probable Reserves. See Risk Factors in Company’s 10-K.

La Arista Underground Veins

Gold Resource Corporation

Decline Development as of 6-24-10
Arista Vein
Baja Vein
Primary Decline
Safety/Ventilation Decline
Open
La Arista Deposit
➢Multiple en echelon veins
➢~500 meters of strike
➢~500 meters of depth
➢Deposit remains open

Relative Average Metal Grade Comparisons
Company	Mine Name	Gold (Au) g/t	Silver (Ag) g/t	Copper (Cu) %	Lead (Pb) %	Zinc (Zn) %	Gold Equivalent (AuEq*) g/t
Agnico Eagle	LaRonde	2.80	68	0.35		3.65	5.82(1)
	Pinos Altos	3.01	86				4.25(1)
Yamana	Chapada	0.24		0.34			0.69(1)
	El Penon	6.64	280				10.56(1)
	Gualcamayo	1.69					1.69(1)
	Minera Florida	4.51	37				5.04(1)
GoldCorp	Penasquito	0.44	29		0.33	0.72	1.31(1)

Gold Resource Corp.	La Arista	6.50	506	0.60	2.24	6.75	23.20(1)
Source: Based on publicly available information, except Gold Resource, which has been based on internal estimates, not SEC proven & probable reserves (see Risk Factors in Company’s 10-K).
(1) Based on the Company’s calculations. All metal value AuEq* @ $950/oz Au, $17/oz Ag, $2.70/lb Cu, $1.00/lb Pb,
$1.00/lb Zn.

El Aguila – Production Target Estimates

Au Equivalent Ozs
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
35,000
55,000
35,000
155,000
200,000
12/31/2010E
12/31/2011E
12/31/2012E
12/31/2013E

Au Equivalent Ozs
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
70,000
110,000
200,000
200,000
Year 1
Year 2
Year 3
Year 4-8

➢ GORO’s production target estimates on both a:
 – Calendarized 12/31 year end basis; and a
 – Full year basis from the start of production on July 1, 2010
Open Pit
La Arista
Calendar Year-end Production Target Estimates
Full Year Production Target Estimates
90,000
Source: Internal Company estimates. Not SEC Proven & Probable Reserves. See Risk Factors in Company’s 10-K.
(1) The Company is targeting production of 30,000-35,000 ounces of gold for CYE 2010.
(2) The Company is targeting production of 60,000-70,000 ounces of gold for the first full year of production.
(2)
(1)

El Aguila Project – Exploration Potential

Caldera 3
La Arista Deposit
Caldera 2
El Aguila Deposit
El Aire Deposit
Caldera 1

➢ World class grade
➢ World class geologic setting

➢ Expansion potential of 3 existing El Aguila
 Project deposits:

 – El Aguila open pit
 – La Arista underground vein system
 – El Aire underground vein system
➢ Numerous exploration targets include:

 – Cerro Colorado, La Escondita, Salina Blanca,
 Paredonas, El Chacal, Fossil Bend, Fossil
 Hill, The Switchback and La Curva
 – This area ~4 km of 16km mineralized trend

Geological Setting:
N70W regional structural trend
Nested calderas
Resurgent domes
Piston-like plug
Existing sites with
expansion potential
Exploration targets

Other Early Stage Exploration Properties

Gold Resource Corporation

Solaga
OAXACA CITY
Alta Gracia
El Rey
Las Margaritas
El Aguila

The El Rey Property
➢ Discovered potentially high-grade gold vein
 system; evaluating development of
 underground mine

➢ Mineralization within 100 meters of the
 surface

➢ Vein drill intercepts include (5 holes)(1):

 –  1 m of 132.5 g/t Au
 –  1.4 m of 55.3 g/t Au

 –  9 m of 19.4 g/t Au including

 –  1 m of 66.4 g/t Au
 –  1 m of 31.8 g/t Au
 –  1 m of 30.3 g/t Au
 –  1 m of 29.1 g/t Au
 –  1 m of 23.7 g/t Au
➢ Can truck to El Aguila mill
➢ 892 hectares; 64.4 kilometers (40 miles)
 from El Aguila Project
(1) Additional holes drilled elsewhere on property may or may not contain mineralization.

Other Early Stage Exploration Properties

Gold Resource Corporation

The Las Margaritas Property
➢ Potential high-grade silver, gold
 property
➢ 100% interest
➢ 925 hectares; adjacent to the El
 Aguila property
➢ Possible extension of El Aguila
 system

The Solaga Property
➢ Potential high-grade silver
 property
➢ 100% interest
➢ 618 hectares; 120 kilometers
 from El Aguila project
➢ Intend to explore as a potential
 high-grade silver vein
 – Small production in early
 1980‘s
The Alta Gracia Property
➢ Potential high-grade silver, gold
 property
➢ 100% interest
➢ 5,175 total hectares
 – Extends land position
 along San Jose structural
 corridor to just over 16
 kilometers
➢ Mined previously on a very
 shallow, limited scale in the
 1970's

Corporate Citizenship

Gold Resource Corporation

SAN JOSE DE GRACIA

2a. ENTREGA
DE ÁRBOLES DE COPAL

1a. ENTREGA DE RECURSOS A BECARIOS

Plant Nursery/Reforestation
Town Infrastructure
Commitment to Hire Locally
Health Clinic Dental Clinic
Sustainable Development
Student Scholarships

El Aguila – Mine Camp

Green construction saved over 2 million plastic bottles from the landfill as recycled plastic "block walls".

➢ GORO is focused on cash flow and
 dividends. The Company is estimating:
 – ~1/3 cash flow for taxes
 – ~1/3 cash flow targeted for growth
 – ~1/3 cash flow targeted to be paid back to
 shareholders as dividends
GORO’s 2010 DIVIDEND
Commercial Production Announced July 1, 2010
Special dividend declared	Paid or payable to shareholders of record as of	Special dividend amount	Total Special Dividends Returned to Shareholders in 2010
July 29	August 16	$0.03	$0.06
August 31	September 17	$0.03

Special dividends should not be considered a prediction or
guarantee of future dividends. Potential special dividends may vary in amount and consistency or be discontinued at
management’s discretion depending on variables including but not limited to operational cash flows, Company development
requirements and strategies, spot gold and silver prices,
taxation, general market conditions and other factors described in the Company’s public filings.

Select Peer Group Dividend and Yield

Gold Resource Corporation

Company	CYE 12/31/2009 Annual Dividend	Yield	Share Price as of 9/7/2010
Agnico Eagle	C$0.18	0.3%	C$69.08
Barrick	U.S.$0.40	0.9%	U.S.$45.75
Goldcorp	U.S.$0.18	0.4%	U.S.$42.28
Kinross	U.S.$0.09	0.5%	U.S.$17.14
Newmont	U.S.$0.40	0.6%	U.S.$62.07
Yamana	U.S.$0.04	0.4%	U.S.$10.43
Royal Gold	U.S.$0.32(1)	0.6%	U.S.$49.54
PEER AVERAGE		0.5%
Source: Based on each company’s annual public filing and Bloomberg. (1) Recently increased their calendar year end dividend to U.S.$0.36 per share for 2010.

Capitalize on Growth and Diversification Opportunities
Accelerate Development of Oaxaca Mining Unit
Accelerate Exploration of 5 Potential High-Grade Properties

World Class Asset Base with Significant Exploration Potential
Producing, Growth-Focused Gold Company
Emerging Low-Cost Precious Metals Producer
Third Party Validation
Strong, Experienced Management Team